Aetna Life Insurance and Annuity Company
Individual Annuity Application          151 Farmington Avenue
                                        Hartford, Connecticut 06156


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                               Please Print:   Type of Contract:     [ ] Nonqualified Annuity     [ ] Individual Retirement Annuity
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Primary                        Name (Last, First, Middle Initial)                           Social Security Number
Contract Holder
This information will be       -----------------------------------------------------------------------------------------------------
used for tax reporting.        Street Address                 City                                State             Zip

                               -----------------------------------------------------------------------------------------------------
                               Date of Birth           Marital Status          Male            Telephone Number  [ ] Home  [ ] Work
                                                       [ ] M   [ ] S           Female
                                ----------------------------------------------------------------------------------------------------
                               Are you associated with a National Association of Securities Dealer Firm?    U.S. citizen?
                               [ ] No    [ ] Yes  If yes, please specify.                                   [ ] Yes  [ ] No
                                                                                                            If no, please specify:
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Joint                          Name (Last, First, Middle Initial)                           Social Security Number
Contract Holder
A joint contract holder must   -----------------------------------------------------------------------------------------------------
be the spouse of the primary   Street Address                 City                                State             Zip
Contract Holder.
Not allowed with IRA.

                               -----------------------------------------------------------------------------------------------------
                               Date of Birth                  Marital Status                            Male
                                                              [ ] M        [ ] S                        Female
                               -----------------------------------------------------------------------------------------------------
                               Are you associated with a National Association of Securities Dealer Firm?
                               [ ] No  [ ] Yes  If yes, please specify.

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Primary                        Name (Last, First, Middle Initial)                           Social Security Number
Annuitant
                               -----------------------------------------------------------------------------------------------------
If different than Contract     Street Address                 City                                State             Zip
Holder.
                               -----------------------------------------------------------------------------------------------------
If IRA, the annuitant          Date of Birth                  Marital Status                            Male
contract holder must be the                                   [ ]  M        [ ]   S                     Female
same person.
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Joint                          Name (Last, First, Middle Initial)                           Social Security Number
Annuitant
If different than Joint        -----------------------------------------------------------------------------------------------------
Contract Holder.               Street Address                 City                                State             Zip

Not allowed with IRA.          -----------------------------------------------------------------------------------------------------
                               Date of Birth                  Marital Status                            Male
                                                              [ ]  M        [ ]   S                     Female
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Payment                        [ ] Single Payment              [ ] Installment Payment
                                   Amount $________                Amount $__________
                                                                   Frequency  [ ] Monthly   [ ] Quarterly [ ] Semiannual  [ ] Annual
                                                                   Beginning  ______________________________

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Investment Options             Variable Fund Options                                     GP Guaranteed Accounts

Please use whole percentages.  ___% Equity Growth and Income Fund                        ___% 3-year guaranteed term
Percentages must total 100%.   ___% Utility Fund                                         ___% 5-year guaranteed term
                               ___% Prime Money Fund                                     ___% 8-year guaranteed term
                               ___% U.S. Government Bond Fund
                               ___% Corporate Bond Fund
                               [ ] I wish to use Dollar Cost Averaging. Please submit a Dollar Cost Averaging Election Form

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Home Office                    Accepted
Use Only


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Beneficiary                     Beneficiary                    Relationship            Social Security Number
Designations
                               _____________________________________________________________________________________________________
For additional beneficiaries,   Beneficiary                    Relationship            Social Security Number
attach and sign a separate
sheet.                         _____________________________________________________________________________________________________
                                Beneficiary                    Relationship            Social Security Number

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                                Unless directed otherwise, we will pay any death benefits due in equal shares to the beneficiaries named or to all living members of a class (e.g., children).
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Special Requests

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Signatures                      I declare the information above is correct and true to the best of my knowledge. I understand that this application will be a part of the contract Aetna Life Insurance and Annuity Company issues to
                                me. Under penalty of perjury, I certify that the social security number(s) shown on this form is
                                (are) correct.

                                I understand: (1) When based on the investment experience of a Separate Account, all payments and contract values are variable and are not guaranteed as to fixed dollar amount; and (2) all payments made from the GP Guaranteed Account are subject to Market Value Adjustment provisions which may result in a positive or negative adjustment to amounts payable.

                                I have received the current Aetna Growth Plus prospectus dated _________ and all current prospectuses for variable fund options available under this contract. [ ] Please send me a Statement of Additional Information.

                                [ ] ALIAC may hold my application and Purchase Payment if it cannot accept my application within five business days after receiving it at its home office.

                                Will this contract change or replace any existing life insurance and annuity contracts? [ ] No [ ]
                                Yes If yes, please submit any required replacement form(s) with this application. If contract is funded through a 1035 Exchange, please provide the following information:

                                Name of Company____________________________________ Contract Number_________________________________

                                Signed at__________________________________________ ________________________________________________
                                                    City and State                   Date
                                ___________________________________________________ ________________________________________________
                                Contract Holder                                      Witness
                                ___________________________________________________ ________________________________________________
                                Joint Contract Holder (if applicable)                Witness

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Producer's Note                 Do you have any reason to believe any existing insurance and annuity contracts will be modified or replaced if this contract is issued? [ ] Yes [ ] No I have reviewed the details of the client's retirement program during the solicitation of the application, and believe the Contract applied for is suitable for that program.

                                ____________________________________________________________________________________________________
                                Signature Of Producer/Agent                                         Date
                                ____________________________________________________________________________________________________
                                Print Name                                                          Social Security Number
                                ____________________________________________________________________________________________________
                                State License Number                                                Aetna Code

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Additional                      Corrections and amendments. ALIAC may correct errors and omissions, but any change in the
Information                     Annuitant's or Joint Annuitant's age or sex, or terms of annuity payments requires written consent of the Contract Holder(s).
                                (Not valid in W. Va.)
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I-GP1APP(4/94)